Taxes	12 Months Ended
Dec. 31, 2017
Taxes
Taxes

Note 16—Taxes

“Provision for taxes” consisted of the following:

($ in millions)	2017	2016	2015
Current taxes	1,061	925	1,005
Deferred taxes	(201)	(144)	(217)
Tax expense from continuing operations	860	781	788
Tax expense (benefit) from discontinued operations	(4)	(4)	(2)

Tax expense from continuing operations is reconciled below from the Company’s weighted-average global tax rate (rather than from the Swiss domestic statutory tax rate) as the parent company of the ABB Group, ABB Ltd, is domiciled in Switzerland and income generated in jurisdictions outside of Switzerland (hereafter “foreign jurisdictions”) which has already been subject to corporate income tax in those foreign jurisdictions is, to a large extent, tax exempt in Switzerland. There is no requirement in Switzerland for any parent company of a group to file a tax return of the consolidated group determining domestic and foreign pre-tax income. As the Company’s consolidated income from continuing operations is predominantly earned outside of Switzerland, corporate income tax in foreign jurisdictions largely determines the weighted-average global tax rate of the Company.

On December 22, 2017, the U.S. Government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act makes broad and complex changes to the U.S. tax code. The SEC staff issued Staff Accounting Bulletin No. 118, which has allowed the Company to record provisional amounts in income tax expense from continuing operations in the 2017 financial statements. The estimated impact includes a benefit of $30 million due to changes in tax rates, valuation allowance on foreign tax credits and undistributed earnings of subsidiaries, offset by $26 million charge for one-time transition tax. Ongoing guidance and accounting interpretations are expected over the next 12 months and the completion of the accounting for the Tax Act will be finalized during that measurement period.

The reconciliation of “Tax expense from continuing operations” at the weighted-average tax rate to the effective tax rate is as follows:

($ in millions, except % data)	2017	2016	2015
Income from continuing operations before taxes	3,231	2,799	2,840
Weighted-average global tax rate	23.5%	21.2%	21.8%
Income taxes at weighted-average tax rate	760	594	619
Items taxed at rates other than the weighted-average tax rate	(102)	27	(36)
Changes in valuation allowance, net	753	(17)	57
Effects of changes in tax laws and (enacted) tax rates	(747)	42	—
Non-deductible expenses, excluding goodwill	58	86	52
Other, net	138	49	96
Tax expense from continuing operations	860	781	788
Effective tax rate for the year	26.6%	27.9%	27.7%

In 2017, the benefit reported in “Items taxed at rates other than the weighted-average tax rate” predominantly included a positive impact of $72 million related to non-taxable amounts for net gains from sale of businesses. In 2015, the benefit reported in “Items taxed at rates other than the weighted-average tax rate” predominantly included a benefit of $50 million related to tax credits arising from research and development activities.

In 2017, the relevant tax rate applicable to one of the Company’s subsidiaries increased and in connection with this change, the company benefited from an increase of $721 million in deferred tax assets relating to certain long-term assets. The respective effect is reported in “Effects of changes in tax laws and (enacted) tax rates”. After evaluating the recoverability of this deferred tax asset, the Company recorded a valuation allowance of $668 million as the Company determined that it was more likely than not that such deferred tax assets would not be realized. This is reported in the table above in “Changes in valuation allowance, net”.

In 2016 and 2015, “Changes in valuation allowance, net” included reductions in valuation allowances recorded in certain jurisdictions where the Company determined that it was more likely than not that such deferred tax assets (recognized for net operating losses and temporary differences in those jurisdictions) would be realized, as well as increases in the valuation allowance in certain other jurisdictions. In 2015, the “Changes in valuation allowance, net” included an expense of $21 million related to certain of the Company’s operations in Asia.

In 2017, 2016 and 2015, “Non-deductible expenses” of $58 million, $86 million and $52 million, respectively, included expenses in relation to items that were deducted for financial accounting purposes, but were not tax deductible, such as interest expense, local taxes on productive activities, disallowed meals and entertainment expenses and other similar items.

In 2017, 2016 and 2015, “Other, net” in the table above included net charges of $148 million, $50 million and $74 million, respectively, related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

Deferred income tax assets and liabilities consisted of the following:

	December 31,
($ in millions)	2017	2016
Deferred tax assets:
Unused tax losses and credits	524	514
Provisions and other accrued liabilities	779	865
Pension	473	507
Inventories	275	273
Property, plant and equipment and other non-current assets	1,152	266
Other	98	93
Total gross deferred tax asset	3,301	2,518
Valuation allowance	(1,323)	(561)
Total gross deferred tax asset, net of valuation allowance	1,978	1,957
Deferred tax liabilities:
Property, plant and equipment	(237)	(234)
Intangibles and other assets	(739)	(724)
Pension and other liabilities	(220)	(171)
Inventories	(74)	(91)
Unremitted earnings	(557)	(537)
Total gross deferred tax liability	(1,827)	(1,757)
Net deferred tax asset (liability)	151	200
Included in:(1)
“Deferred taxes”—non-current assets	1,250	1,118
“Deferred taxes”—non-current liabilities	(1,099)	(918)
Net deferred tax asset (liability)	151	200

(1)              As a result of the adoption of an accounting standard update on the classification of deferred taxes (see Note 2), the information presented for 2016 has been reclassified.

Certain entities have deferred tax assets related to net operating loss carry-forwards and other items. As recognition of these assets in certain entities did not meet the more likely than not criterion, valuation allowances have been recorded and amount to $1,323 million and $561 million, at December 31, 2017 and 2016, respectively. “Unused tax losses and credits” at December 31, 2017 and 2016, in the table above, included $155 million and $108 million, respectively, for which the Company has established a full valuation allowance as, due to limitations imposed by the relevant tax law, the Company determined that, more likely than not, such deferred tax assets would not be realized.

At December 31, 2017 and 2016, deferred tax liabilities totaling $557 million and $537 million, respectively, have been provided for primarily in respect of withholding taxes, dividend distribution taxes or additional corporate income taxes (hereafter “withholding taxes”) on unremitted earnings which will be payable in foreign jurisdictions on the repatriation of earnings to Switzerland. Income which has been generated outside of Switzerland and has already been subject to corporate income tax in such foreign jurisdictions is, to a large extent, tax exempt in Switzerland. Therefore, generally no or only limited Swiss income tax has to be provided for on the repatriated earnings of foreign subsidiaries.

Certain countries levy withholding taxes on dividend distributions. Such taxes cannot always be fully reclaimed by the shareholder, although they have to be declared and withheld by the subsidiary. In 2017 and 2016, certain taxes arose in certain foreign jurisdictions for which the technical merits do not allow utilization of benefits. At both December 31, 2017 and 2016, foreign subsidiary retained earnings subject to withholding taxes upon distribution of approximately $100 million were considered as permanently reinvested, as these funds are used for financing current operations as well as business growth through working capital and capital expenditure in those countries and, consequently, no deferred tax liability was recorded.

At December 31, 2017, net operating loss carry-forwards of $1,708 million and tax credits of $133 million were available to reduce future taxes of certain subsidiaries. Of these amounts, $974 million of loss carry-forwards and $107 million of tax credits will expire in varying amounts through 2037. The largest amount of these carry-forwards related to the Company’s Europe operations.

Unrecognized tax benefits consisted of the following:

		Penalties and
		interest
		related to
	Unrecognized	unrecognized
($ in millions)	tax benefits	tax benefits	Total
Classification as unrecognized tax items on January 1, 2015	705	146	851
Increase relating to prior year tax positions	52	38	90
Decrease relating to prior year tax positions	(33)	(3)	(36)
Increase relating to current year tax positions	155	—	155
Decrease due to settlements with tax authorities	(38)	(13)	(51)
Decrease as a result of the applicable statute of limitations	(62)	(15)	(77)
Exchange rate differences	(35)	(8)	(43)
Balance at December 31, 2015, which would, if recognized, affect the
effective tax rate	744	145	889
Increase relating to prior year tax positions	88	74	162
Decrease relating to prior year tax positions	(21)	(20)	(41)
Increase relating to current year tax positions	167	13	180
Decrease due to settlements with tax authorities	(96)	(21)	(117)
Decrease as a result of the applicable statute of limitations	(95)	(13)	(108)
Exchange rate differences	(27)	(6)	(33)
Balance at December 31, 2016, which would, if recognized, affect the
effective tax rate	760	172	932
Increase relating to prior year tax positions	115	103	218
Decrease relating to prior year tax positions	(76)	(37)	(113)
Increase relating to current year tax positions	223	—	223
Decrease due to settlements with tax authorities	(23)	(2)	(25)
Decrease as a result of the applicable statute of limitations	(75)	(12)	(87)
Exchange rate differences	101	18	119
Balance at December 31, 2017, which would, if recognized, affect the
effective tax rate	1,025	242	1,267

In 2017, 2016 and 2015, the “Increase relating to current year tax positions” included a total of $193 million, $132 million and $127 million, respectively, in taxes related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

At December 31, 2017, the Company expected the resolution, within the next twelve months, of uncertain tax positions related to pending court cases amounting to $32 million for taxes, penalties and interest. Otherwise, the Company had not identified any other significant changes which were considered reasonably possible to occur within the next twelve months.

At December 31, 2017, the earliest significant open tax years that remained subject to examination were the following:

Region	Year
Europe	2011
The Americas	2014
Asia, Middle East and Africa	2008